UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2025

KKR FS Income Trust

(Exact name of registrant as specified in its charter)

Delaware	814-01620	88-0591692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3025 JFK Boulevard, OFC 500 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

(215) 495-1150

(Registrant’s telephone number, including area code)

201 Rouse Boulevard, Philadelphia, PA 19112

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On December 1, 2025, KKR FS Income Trust (the “Company”) issued and sold 1,075,920.002 Class I shares (the “Class I Shares”) of the Company’s common shares of beneficial interest (the “Shares”) (with the final number of Class I Shares issued being determined on December 23, 2025) pursuant to subscription agreements entered into with the participating investors for aggregate consideration of approximately $32.030 million.

The offer and sale of the Class I Shares were conducted in connection with the Company’s continuous private offering of Shares (the “Private Offering”) in reliance on the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The Company relied, in part, upon representations from each participating investor in the relevant subscription agreement that such investor is an “accredited investor” as defined in Regulation D under the Securities Act.

Item 8.01	Other Events.

Net Asset Value

The net asset value per share of the Class I Shares as of November 30, 2025, as determined in accordance with the Company’s valuation policy, is $29.77.

As of November 30, 2025, the Company’s aggregate net asset value was approximately $1.508 billion.

Status of Offering

The Company is currently conducting the Private Offering on a continuous basis for up to $5.0 billion in Shares. As of the date hereof, the Company has issued an aggregate of 51,167,676.017 Class I Shares in the Private Offering for total consideration of approximately $1.502 billion (which amounts reflect (i) the issuance of 2,845,146.716 Class I Shares on October 1, 2025 for aggregate consideration of $84.956 million, as revised from the Company’s Current Report on Form 8-K filed on October 21, 2025; and (ii) the issuance of 871,296.242 Class I Shares on November 3, 2025 for aggregate consideration of $25.982 million, as revised from the Company’s Current Report on Form 8-K filed on November 21, 2025.). These figures do not include any Shares sold through the Company’s distribution reinvestment plan (if any). The Company intends to continue selling Shares in the Private Offering on a monthly basis.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2025

KKR FS Income Trust

By:	/s/ Stephen S. Sypherd
Name:	Stephen S. Sypherd
Title:	General Counsel and Secretary